UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CENTRAL GARDEN & PET COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1)0-11.

CENTRAL GARDEN & PET COMPANY 1340 TREAT BOULEVARD, SUITE 600 WALNUT CREEK, CA 94597
Your Vote Counts!
CENTRAL GARDEN & PET COMPANY
2023 Annual Meeting
Vote by February 6, 2023 11:59 PM ET. For shares held in a Plan, vote by February 2, 2023 11:59 PM ET.
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You invested in CENTRAL GARDEN & PET COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 7, 2023.
Get informed before you vote
View the Notice and Proxy Statement, 2022 Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 24, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Vote Virtually at the Meeting*
Point your camera here and
February 7, 2023
vote without entering a
10:30 a.m. Pacific Time
control number
Virtually at:
www.virtualshareholdermeeting.com/CENT2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1. Election of Directors
Nominees:
01) William E. Brown 04) Lisa Coleman 07) Christopher T. Metz 10) John R. Ranelli For
02) Courtnee Chun 05) Brendan P. Dougher 08) Daniel P. Myers 11) M. Beth Springer
03) Timothy P. Cofer 06) Michael J. Griffith 09) Brooks M. Pennington III
2. To recommend, by non-binding vote, the frequency of advisory votes on executive compensation. 3 Years
3. To approve an advisory vote on the compensation of the Company’s named executive officers as described in the accompanying proxy statement. For
4. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the For fiscal year ending on September 30, 2023.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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